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                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement

[ ]     Definitive Proxy Statement

[x]     Definitive Additional Materials

[ ]     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                    Chartwell Dividend and Income Fund, Inc.

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                (Name of Registrant as Specified In Its Charter)

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                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[x]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)     Title of each class of securities to which transaction applies:

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(2)        Aggregate number of securities to which transaction applies:

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(3)        Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)        Proposed maximum aggregate value of transaction:

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(5)        Total fee paid:

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[ ]        Fee paid previously with preliminary materials:

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[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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           (1)       Amount Previously Paid:

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           (2)       Form, Schedule or Registration Statement No.:

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           (3)       Filing Party:

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           (4)       Date Filed:

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                              **SPECIAL ATTENTION**

YOUR VOTE IS VERY IMPORTANT. YOUR VOTE IS NECESSARY FOR THE FUND TO ACHIEVE A QUORUM TO HOLD THE MEETING. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO STOCKHOLDERS OF THE FUND OF FURTHER SOLICITATIONS, WE ASK THAT YOU PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD TODAY.

                    CHARTWELL DIVIDEND AND INCOME FUND, INC.
                              400 BELLEVUE PARKWAY
                           WILMINGTON, DELAWARE 19809


                                 April 18, 2001

Dear Stockholders:

You should have received the Chartwell Dividend and Income Fund, Inc.'s proxy materials for its 2001 Annual Meeting of Stockholders. As previously announced, the Annual Meeting was originally scheduled for April 18, 2001 for the purpose of:

           1. Electing two Class II Directors to serve until the 2004 Annual Meeting of Stockholders or thereafter when their respective successors are elected and qualified.

           2. Ratifying the appointment by the Board of Directors of PricewaterhouseCoopers LLP as the Fund's independent auditors for its fiscal year ending November 30, 2001.

           3. Transacting such other business as may properly come before the meeting or any adjournment thereof.

Because the necessary quorum to transact business was not achieved by April 18th, the Annual Meeting has been adjourned and will reconvene at 8:30 a.m. on May 8, 2001 at the offices of PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware. IT IS VERY IMPORTANT THAT WE RECEIVE YOUR VOTE TODAY TO AVOID THE ADDITIONAL EXPENSE TO STOCKHOLDERS OF THE FUND OF FURTHER ADJOURNMENTS AND FURTHER SOLICITATIONS.

                             YOUR VOTE IS IMPORTANT

IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO STOCKHOLDERS OF THE FUND OF FURTHER SOLICITATIONS, WE ASK THAT YOU PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

Thank you for your continued support of the Fund.

                                                     Sincerely,


                                                     Winthrop S. Jessup
                                                     Chairman
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FORM OF PROXY CARD

                    CHARTWELL DIVIDEND AND INCOME FUND, INC.

           THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF CHARTWELL DIVIDEND AND INCOME FUND, INC. (THE "FUND") FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 18, 2001 AT 8:30 A.M. AT THE OFFICES OF PFPC INC., 400 BELLEVUE PARKWAY, WILMINGTON, DELAWARE 19809.

           The undersigned hereby appoints Timothy J. Riddle and G. Gregory Hagar, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Annual Meeting, and all adjournments thereof, all shares of common stock held of record by the undersigned on the record date for the Meeting, upon the following matters, and upon any other matter which may properly come before the Meeting, at their discretion.

(Continued and to be signed on the other side)

           1.        Election of Directors:

           Nominees:           (01) Bernard P. Schaffer             (Class II)
                               (02) Kevin A. Melich                 (Class II)

           ____ FOR both nominees listed above (except as marked to the contrary)

           ____      WITHHOLD AUTHORITY to vote for both nominees listed above

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NAME ON THE LINE PROVIDED BELOW.)


           2. Proposal to ratify the selection of PricewaterhouseCoopers as independent auditors for the Fund for its fiscal year ending November 30, 2001.

           ____ FOR                  ____ AGAINST                  ____ ABSTAIN

           3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

           Every properly signed proxy will be voted in the manner specified hereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE ELECTION OF DIRECTORS AND FOR PROPOSAL 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY.  RECEIPT OF NOTICE OF ANNUAL
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MEETING AND PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

IMPORTANT - Joint owners must EACH sign.
When signing as attorney, trustee, executor, administrator, guardian, or corporate officer, please give your FULL title.

Signature:  _____________________
Date:       _____________________